Exhibit (10)(d)* to Report
                               on Form 10-K for Fiscal
                              Year Ended June 30, 1995
                           by Parker-Hannifin Corporation



                 Parker-Hannifin Corporation Supplemental Executive
              Retirement Benefits Program (July 16, 1992 Restatement),
                          as amended as of August 17, 1995



              *Numbered in accordance with Item 601 of Regulation S-K.

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                  Parker-Hannifin Corporation


                     Supplemental Executive
                  Retirement Benefits Program

                       TABLE OF CONTENTS


Section                                                     Page

     Premises. . . . . . . . . . . . . . . . . . . . . . . . .1

     Definitions . . . . . . . . . . . . . . . . . . . . . .  1

     Participation . . . . . . . . . . . . . . . . . . . . .  5
              Participants . . . . . . . . . . . . . . . . . .5
              Designation of Participants. . . . . . . . . . .5
              Continuation of Participation. . . . . . . . . .5
              Effect of Termination of Employment. . . . . . .6

     Supplemental Retirement Benefits. . . . . . . . . . . . .6
              Eligibility at or After Normal
                  Retirement . . . . . . . . . . . . . . . . .6
              Eligibility Prior to Normal
                  Retirement Date. . . . . . . . . . . . . . .6
              Amount of Supplemental
                  Retirement Benefits. . . . . . . . . . . . .7

     Payments of Benefits. . . . . . . . . . . . . . . . . . 10
              Commencement of Benefits . . . . . . . . . . . 10
              Payments Under Certain Situations. . . . . . . 10
                    Optional Methods of Payment. . . . . . . 10
                    Payment Upon a Change in
                       Control . . . . . . . . . . . . . . . 10
                    Election to Receive a Lump
                       Sum Payment . . . . . . . . . . . . . 11
                    Certain Matters Following a
                       Lump Sum Payment. . . . . . . . . . . 11
              Determination of the Lump Sum
                  Payment. . . . . . . . . . . . . . . . . . 12

     Death Benefits. . . . . . . . . . . . . . . . . . . . . 12
               Eligibility . . . . . . . . . . . . . . . . . 12
               Benefit Amount. . . . . . . . . . . . . . . . 12
               Benefit Payments. . . . . . . . . . . . . . . 13

     Non-Competition . . . . . . . . . . . . . . . . . . . . 13
               Condition of Payment. . . . . . . . . . . . . 13
               Competition . . . . . . . . . . . . . . . . . 13
               Cessation of Payments . . . . . . . . . . . . 14

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     General Provisions. . . . . . . . . . . . . . . . . . . 14
               Denial of Claims. . . . . . . . . . . . . . . 14
               Claims Review Procedure . . . . . . . . . . . 14
               Rights of Participants. . . . . . . . . . . . 15
               Administration. . . . . . . . . . . . . . . . 16
               Program Non-Contractual . . . . . . . . . . . 16
               Non-Alienation of Retirement
                  Rights or Benefits . . . . . . . . . . . . 16
               Payment of Benefits to Others . . . . . . . . 16
               Notices . . . . . . . . . . . . . . . . . . . 17
               Amendment, Modification, Termination. . . . . 17
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                  Parker-Hannifin Corporation

                     Supplemental Executive
                  Retirement Benefits Program


     WHEREAS, by instrument effective as of January 1, 1980, a supplemental executive retirement benefits program was established for the benefit of certain employees of Parker-Hannifin Corporation and their beneficiaries; and

     WHEREAS, said Program was amended from time to time; and

     WHEREAS, it is desired to restate the terms, provisions, and conditions of said Program;

     NOW, THEREFORE, effective as of August 17, 1995, said Program is hereby amended and restated in its entirety to provide as hereinafter set forth.

                        1.  Definitions

     Except as otherwise required by the context, the terms used in this Program shall have the meaning hereinafter set forth.

     (a) Benefit Payment Period. The one of the following which applies to the particular Participant or Recipient:

            (i) For a Recipient who is receiving payments for the remainder of a term certain period, Benefit Payment Period means the remainder of such term certain period.

            (ii) For a Participant who is to receive a Lump Sum Payment pursuant to subparagraph (b) of Paragraph 4.02, or a Recipient who is receiving payments for his or her remaining lifetime, the Benefit Payment Period is the Life Expectancy of the Participant or Recipient.

            (iii) For a Recipient who is receiving payments for his or her remaining lifetime plus payments for the lifetime of a Contingent Annuitant, the Benefit Payment Period is the Life Expectancy of the Recipient plus an additional period to reflect the Life Expectancy of the Contingent Annuitant after the death of the Recipient.

     (b) Change in Control: Any one or more of the following occurrences:

            (i)   any "person" (as such term is defined in Section
     3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20%

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     or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board of Directors of the Company (the "Company Voting Securities"); provided, however, that the event described in this paragraph shall not be deemed to be a Change in Control by virtue of any of the following situations: (A) an acquisition by the Company or, direct or indirect, majority-owned subsidiaries of the Company; (B) an acquisition by any employee benefit plan sponsored or maintained by the Company or any corporation controlled by the Company; (C) an acquisition by any underwriter temporarily holding securities pursuant to an offering of such securities; (D) a Non-Control Transaction (as defined in paragraph (iii)); (E) any acquisition by one or more of the officers who have "change in control" contracts with the Company; or (F) the acquisition of Company Voting Securities from the Company, if a majority of the Board of Directors of the Company approves a resolution providing expressly that the acquisition pursuant to this clause (F) does not constitute a Change in Control under this paragraph (i);

            (ii) individuals who, at the beginning of any period of twenty-four (24) consecutive months, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the beginning of such twenty-four
     (24) month period, whose election, or nomination for election, by the Company's shareholders was approved by a vote of at least two-thirds of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this paragraph (ii), considered as though such person were a member of the Incumbent Board; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board of Directors shall be deemed to be a member of the Incumbent Board;

            (iii) a merger or consolidation or similar form of corporate reorganization, or sale or other disposition of all or substantially all of the assets, of the Company (a "Business Combination") is consummated, unless immediately following such Business Combination:
     (A) more than 55% of the total voting power of the corporation resulting from such Business Combination (including, without limitation, for purposes of making such 55% determination, any shares owned through any entity which directly or indirectly has beneficial ownership of the Company Voting Securities or all or substantially all of the Company's assets) eligible to elect directors of such corporation is represented by shares held by shareholders of the Company immediately prior to such Business Combination (either by remaining outstanding or being converted); (B) no person (other than any holding company resulting from such Business Combination, any employee benefit plan sponsored or maintained by the Company (or the corporation resulting from such Business Combination), or any person which beneficially owned, immediately prior to such Business Combination, directly or indirectly, 20% or more of the Company Voting Securities)

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     becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power of the outstanding voting securities eligible to elect directors of the corporation resulting from such Business Combination; and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or action of the Board of Directors, providing for such Business Combination (a "Non-Control Transaction"); or

            (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 20% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which, by reducing the number of Company Voting Securities outstanding, increases the percentage of shares beneficially owned by such person; provided, that if a Change in Control would occur as a result of such an acquisition by the Company (if not for the operation of this sentence), and after the Company's acquisition such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, then a Change in Control shall occur.

     (c) Committee: The Compensation and Management Development Committee of the Board of Directors of the Company.

     (d) Company: Parker-Hannifin Corporation, an Ohio corporation, its corporate successors, and the surviving corporation resulting from any merger of Parker-Hannifin Corporation with any other corporation or corporations.

     (e)    Competition:  Conduct defined in Paragraph 6.02 of the
Program.

     (f) Contingent Annuitant: The person designated by a Participant as provided in Section 9.1 of the Retirement Plan.

     (g) Controlled Group: The group of related corporations of which the Company is a member as determined under Section 1563(a) of the Internal Revenue Code of 1986, as amended.

     (h) Highest Average Three-Year Compensation: One-third of the aggregate amount of the highest of compensation of a Participant from the Controlled Group with respect to any three calendar years of the Participant's employment which produces a higher average than any other three calendar years including base salary, executive or incentive compensation or bonus, Return on Net Assets (RONA)/Profit Sharing payments, and any amounts which would otherwise be paid as compensation but which are deferred by a Participant pursuant to any qualified or unqualified deferred compensation program sponsored by the Controlled Group, but excluding (i) any deferred

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compensation received during any such year but credited under the Program to the Participant for a prior year, (ii) any income realized due to the exercise of stock options or stock appreciation rights; (iii) any payments, in cash or otherwise, paid to the Participant under the Company's Long-Term Incentive Plan, any extraordinary one-time bonus arrangements, or as an executive prequisite; and (iv) such items as fringe benefits includible in income as compensation for federal tax purposes, moving and educational reimbursement expenses, overseas allowances received by the Participant from the Controlled Group, and any other irregular payments.

     (i) Life Expectancy: The expected remaining lifetime (to the nearest integer) based on the Mortality Table and the age nearest birthday of the Participant or Recipient at the date the Lump Sum Payment is made. If a joint and contingent survivor annuity has been elected, then Life Expectancy shall reflect the joint Life Expectancy of the Participant or Recipient and Contingent Annuitant.

     (j)    Lump Sum Payment:  The Lump Sum Payment provided in Paragraph
4.02 of Section 4 of the Program with the amount determined as set forth in Paragraph 4.03 thereof.

     (k) Mortality Table: The UP-1984 Table (or such other pensioner annuity mortality table as the Company with the written consent of the Participant or Recipient shall determine) and the associated Uniform Seniority Table for the determination of joint life expectancies.

     (l) Net Specified Rate: The interest rate which will produce income on a tax free basis, that equals the income produced by the Specified Rate net of the combined highest rates of Federal, state and local income taxes that are in effect in the jurisdiction of the Participant or Recipient on the date of payment of the Lump Sum Payment.

     (m) Normal Retirement Date: The date on which a Participant attains 65 years of age unless and until another date is prescribed in the Retirement Plan as the normal retirement date of participants in the Retirement Plan in which event such other date shall become the Normal Retirement Date hereunder.

     (n) Participant: An employee of the Company designated to participate in the Program pursuant to Section 2 of the Program, while so employed.

     (o)    Profit Sharing Account Balance:  The definition set forth in
Section 1.1(y) of the Parker-Hannifin Corporation Retirement Plan.

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     (p)    Program:  The Supplemental Executive Retirement Benefits
Program set forth in these pages.

     (q) Recipient: A retiree, Contingent Annuitant, term certain beneficiary, or Surviving Spouse, who is currently receiving benefits or is entitled to receive benefits under the Program.

     (r) Retirement Plan: The Parker-Hannifin Corporation Retirement Plan and any excess benefit plan, including any amendments thereto that may be adopted after the Effective Date of the Program.

     (s) Service: Employment as an employee by any member of the Controlled Group, as well as employment by a corporation, trade or business, that is now part of the Controlled Group at a time prior to its becoming part of the Controlled Group, but in each such case only if and to the extent that the Committee shall so direct at any time prior to retirement.

     (t) Specified Rate: The interest rate for immediate annuities of the Pension Benefit Guarantee Corporation (PBGC) in effect on the date of payment of the Lump Sum Payment as set forth in Appendix B to Part 2619 of 29 Code of Federal Regulations or such successor to such Appendix B as may be in effect on such date.

     (u) Surviving Spouse: The person who is the Participant's spouse at the time of the Participant's death and who has been such spouse for at least one year immediately prior to the date of the Participant's death.

     (v) Unreduced Benefit: An amount equal to 1/12th of 55 percent (i.e., 4.5833%) of Highest Average Three-Year Compensation.


                       2.  Participation

     2.01 Participants. The Participants in the Program shall be such officers and other key executives of the Company as shall be designated as Participants from time to time by the Committee.

     2.02 Designation of Participants. An individual may be designated a Participant by action of the Committee or in a written employment agreement approved by the Committee. Participation of each individual designated as a Participant shall be subject to the terms, conditions, and limitations set forth in the Program and to such other terms, conditions and limitations as the Committee may, in its discretion, impose upon the participation of any such individual at the time the individual is designated a Participant in the Program.

     2.03 Continuation of Participation. Subject only to the provisions of Paragraph 2.04 and Section 6 of the Program, an individual designated as a Participant shall continue to be a

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Participant for the purpose of the supplemental retirement benefits provided by the Program and his participation in the Program shall not be terminated.

     2.04 Effect of Termination of Employment. To be eligible for supplemental retirement benefits under the Program a Participant shall not voluntarily terminate employment with the Company without the consent of the Committee for a period, not exceeding 60 calendar months, set by the Committee at the time he is designated a Participant. If he shall so voluntarily terminate his employment within such period, his participation in the Program shall terminate and he shall cease to be a Participant. For purposes of this Paragraph 2.04, in no event shall the termination by a Participant of his employment with the Company pursuant to his right to do so under an agreement with the Company be deemed to be a voluntary termination of employment with the Company without the consent of the Committee.


              3.  Supplemental Retirement Benefits

     3.01 Eligibility at or After Normal Retirement Date. Any provision of Paragraph 2.04 above to the contrary notwithstanding, any Participant with at least 120 calendar months of Service who terminates his employment with the Controlled Group on or after his Normal Retirement Date shall be eligible for a monthly supplemental retirement benefit computed as follows:

     (a) If such Participant has at least 180 calendar months of Service, such benefit shall be an amount determined in accordance with the provisions of subparagraph (a) of Paragraph 3.03; or

     (b) If such Participant has less than 180 calendar months of Service, such benefit shall be an amount determined in accordance with the provisions of subparagraph (b) of Paragraph 3.03.

     3.02 Eligibility Prior to Normal Retirement Date. Any provision of Paragraph 2.04 to the contrary notwithstanding, any Participant with at least 120 calendar months of Service (i) who terminates his employment with the Controlled Group with the consent of the Committee after attainment of age 55; or (ii) who terminates his employment with the Controlled Group prior to attainment of age 60 and after a Change in Control of the Company; or
(iii) whose employment with the Controlled Group is terminated by the Company for reasons other than for cause (as determined solely by the Board of Directors of the Company) after attainment of age 55 but prior to the expiration of the requisite period of employment established by the Committee with respect to him pursuant to Paragraph 2.04; or (iv) who terminates his employment with the Controlled Group due to disability after attainment of age 55 but prior to his Normal Retirement Date; or (v) who terminates his employment with the Controlled Group after attainment of age 60 but prior to his Normal Retirement Date, shall be eligible for a monthly supplemental retirement benefit as follows:

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     (a)    If such Participant has at least 180 calendar months of
Service, such benefit shall be an amount determined in accordance with the provisions of subparagraph (c) of Paragraph 3.03; or

     (b) If such Participant has less than 180 calendar months of Service, such benefit shall be an amount determined in accordance with the provisions of subparagraph (d) of Paragraph 3.03.

     3.03 Amount of Supplemental Retirement Benefits. The amount of a monthly supplemental retirement benefit payable to an eligible Participant shall be computed in the following manner:

     (a) If a Participant is eligible for a supplemental retirement benefit pursuant to the provisions of subparagraph (a) of Paragraph 3.01, such benefit shall equal his Unreduced Benefit reduced by the sum of:

            (i) the monthly straight-life normal retirement benefit to which the Participant is eligible under the Retirement Plan, including any amount attributable to such Participant's
     Profit-Sharing Account Balance;

            (ii) the monthly straight-life benefit to which the Participant is eligible pursuant to any unfunded program of the Company that is not attributable to compensation deferred by the Participant under any deferred compensation program;

            (iii) the monthly straight-life actuarial equivalent of any benefit to which the Participant is eligible from any qualified pension plan of the Company and which is attributable to contributions of the Company unless benefit service for employment on which such benefit is based is credited to the Participant under the Retirement Plan;

            (iv) commencing at the earliest date payable on or after termination of employment, 50 percent of the monthly primary social security benefit to which the Participant is entitled, or would be entitled, at the time in the absence of any compensation that may at the time be or have been earned by him after such date; and

            (v) the monthly straight-life actuarial equivalent of any benefit which the Participant is eligible to receive from any previous employer, provided that a contract between the Participant and the Company grants the Participant service credit for service with the previous employer and the contract states the benefit to be offset.

     (b) If a Participant is eligible for a supplemental retirement benefit pursuant to the provisions of subparagraph (b) of Paragraph 3.01, such benefit shall equal his Unreduced Benefit reduced by the sum of:

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            (i)   .3055 percent of the Unreduced Benefit for each
     calendar month his Service is less than 180 calendar months;

            (ii) the monthly straight-life normal retirement benefit to which the Participant is eligible under the Retirement Plan, including any amount attributable to such Participant's
     Profit-Sharing Account Balance;

            (iii) the monthly straight-life benefit to which the Participant is eligible pursuant to any unfunded program of the Company that is not attributable to compensation deferred by the Participant under any deferred compensation program;

            (iv) the monthly straight-life actuarial equivalent of any benefit to which the Participant is eligible from any qualified pension plan of the Company and which is attributable to contributions of the Company unless benefit service for employment on which such benefit is based is credited to the Participant under the Retirement Plan;

            (v) commencing at the earliest date payable on or after termination of employment, 50 percent of the monthly primary social security benefit to which the Participant is entitled, or would be entitled, at the time in the absence of any compensation that may at the time be or have been earned by him after such date; and

            (vi) the monthly straight-life actuarial equivalent of any benefit which the Participant is eligible to receive from any previous employer, provided that a contract between the Participant and the Company grants the Participant service credit for service with the previous employer and the contract states the benefit to be offset.

     (c) If a Participant is eligible for a supplemental retirement benefit pursuant to the provisions of subparagraph (a) of Paragraph 3.02, such benefit shall equal his Unreduced Benefit reduced by the sum of:

            (i) .1515 percent of the Unreduced Benefit multiplied by the number of calendar months during which such benefit is to be paid after attainment of age 60 but prior to his Normal Retirement Date;

            (ii) .3030 percent of the Unreduced Benefit multiplied by the number of calendar months during which such benefit is to be paid after attainment of age 55 but prior to attainment of age 60;

            (iii) the monthly straight-life early retirement benefit to which the Participant is eligible under the Retirement Plan, including any amount attributable to such Participant's
     Profit-Sharing Account Balance;

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            (iv)   the monthly straight-life benefit to which the
     Participant is eligible pursuant to any unfunded program of the Company that is not attributable to compensation deferred by the Participant under any deferred compensation program;

            (v) the monthly straight-life actuarial equivalent of any benefit to which the Participant is eligible from any qualified pension plan of the Company and which is attributable to contributions of the Company unless benefit service for employment on which such benefit is based is credited to the Participant under the Retirement Plan;

            (vi) commencing at the earliest date payable on or after termination of employment, 50 percent of the monthly primary social security benefit to which the Participant is entitled, or would be entitled, at the time in the absence of any compensation that may at the time be or have been earned by him after such date; and

            (vii) the monthly straight-life actuarial equivalent of any benefit which the Participant is eligible to receive from any previous employer, provided that a contract between the Participant and the Company grants the Participant service credit for service with the previous employer and the contract states the benefit to be offset.

     (d) If a Participant is eligible for a supplemental retirement benefit pursuant to the provisions of subparagraph (b) of Paragraph 3.02, such benefit shall equal his Unreduced Benefit reduced by the sum of:

            (i) .3055 percent of the Unreduced Benefit for each calendar month his service is less than 180 calendar months;

            (ii) .1515 percent of the Unreduced Benefit multiplied by the number of calendar months during which such benefit is to be paid after attainment of age 60 but prior to his Normal Retirement Date;

            (iii) .3030 percent of the Unreduced Benefit multiplied by the number of calendar months during which such benefit is to be paid after attainment of age 55 but prior to attainment of age 60;

            (iv) the monthly straight-life early retirement benefit to which the Participant is eligible under the Retirement Plan, including any amount attributable to such Participant's
     Profit-Sharing Account Balance;

            (v) the monthly straight-life benefit to which the Participant is eligible pursuant to any unfunded program of the Company that is not attributable to compensation deferred by the Participant under any deferred compensation program;

            (vi) the monthly straight-life actuarial equivalent of any benefit to which the Participant is eligible from any qualified pension plan of the Company and which is attributable to contributions of the Company unless benefit service for employment on which such benefit is based is credited to the Participant under the Retirement Plan;

            (vii) commencing at the earliest date payable on or after termination of employment, 50 percent of the monthly primary social security benefit to which the Participant is entitled, or would be entitled, at the time in the absence of any compensation that may at the time be or have been earned by him after such date; and

            (viii) the monthly straight-life actuarial equivalent of any benefit which the Participant is eligible to receive from any previous employer, provided that a contract between the Participant and the Company grants the Participant service credit for service with the previous employer and the contract states the benefit to be offset.

     (e) Attachment A to the Program sets forth illustrative examples of certain retirement situations under this Paragraph 3.03.


                   4.  Payment of Benefits

     4.01   Commencement of Benefits.  Subject to Paragraphs 4.02 (b) and
4.02 (c) below, supplemental retirement benefits shall be payable monthly to an eligible Participant commencing with the later of the month next following the month in which he becomes eligible for such benefit or the month designated by him in writing to the Company and terminating with the month in which the death of such Participant occurs.

     4.02   Payments Under Certain Situations.

     (a) Optional Methods of Payment. Subject to Paragraphs 4.02 (b) and 4.02 (c) below, an optional method of payment selected by the Participant for payment of his retirement benefit under the Retirement Plan, including without limitation any deferment in the time of payment thereof, shall automatically be applicable to the payment of the supplemental retirement benefits provided by the Program, upon the same terms and conditions, including factors (other than those specified in Section 3 for early commencement of benefits) applicable under the Retirement Plan.

     (b) Payment Upon a Change in Control. Upon the occurrence of a Change in Control, each Participant and each Recipient shall receive on account of future payments of any and all benefits (taking into account any service period under any contract with the Participant) due under the Program, a Lump Sum Payment so each such Participant and Recipient will receive substantially the same amount of after tax income as before the Change in Control. The Lump Sum Payment referred to herein shall be determined as set forth in subparagraph (a) of Paragraph 4.03. Attachment B to the Program sets forth illustrative examples.

     (c) Election to Receive a Lump Sum Payment. A Participant, who is anticipating retirement and is eligible to receive benefits under the Program pursuant to Paragraph 3.01 or pursuant to clause (i), (iii), (iv) or
(v) of Paragraph 3.02, or a Recipient, may elect, subject to the terms and conditions hereinafter set forth, to receive, in lieu of future payments of any and all then unpaid accrued and vested benefits under the Program, a Lump Sum Payment determined in accordance with subparagraph (b) of Paragraph 4.03. The election of such Lump Sum Payment shall be made under either of the following two clauses:

            (i) Such Participant or a non-retiree Recipient may file a request for a Lump Sum Payment with the Committee prior to the date on which the first monthly benefit payment under the Program would otherwise be made to such Participant or non-retiree Recipient. In the case of the Participant, such election shall be made at least 180 days prior to his retirement date, unless such period shall be reduced or waived by the Committee on a case by case basis or by rule of general application. If the Committee in its sole discretion consents to such request, which consent may be made subject to such terms and conditions, if any, as the Committee may impose, and which consent may be given on a case by case basis or by rule of general application, 100% of such Lump Sum Payment shall be paid by the Company on the date on which the first monthly benefit payment under the Program would otherwise be made, or the Committee may direct that the Trustee make such payment on such date from the Grantor Trust to the extent funded, with the Company paying the balance, if any; or

            (ii) Such Participant or a Recipient, who has not filed a request pursuant to clause (i) above, may file an election at any time with either the Company or the Trustee of the Grantor Trust under this clause (ii), in which case he shall receive 90% of the Lump Sum Payment, and the remaining 10% shall be forfeited. If such election is filed with the Trustee, the Trustee, as promptly as administratively feasible after the filing of such election, shall make such payment to the Participant or Recipient. In the event the election is filed with the Company, the Company may make the payment or direct the Trustee to make the payment. To the extent that the entire amount of Participant's or Recipient's 90% Lump Sum Payment is not made from the Trust, the Trustee shall notify the Company of the portion of such Lump Sum Payment not so made and such portion shall be paid by the Company.

     (d) Certain Matters Following a Lump Sum Payment. A Participant who has received a Lump Sum Payment pursuant to subparagraph (b) of Paragraph
4.02 shall, thereafter (i) while in the employ of the Company, continue to accrue benefits under the Program, and (ii) be eligible for further benefits under Paragraph 4.01 or subparagraphs (a), (b) or (c) of Paragraph 4.02, after appropriate reduction in respect of the Lump Sum Payment previously received. The previous Lump Sum Payment shall be accumulated with interest at the Specified Rate as in effect from time to time for the period of time from initial payment date to the next computation date. It shall then be converted to a straight-life annuity using the current annuity certain factor. The current annuity certain factor will be determined on the Net Specified Rate basis if this benefit payment is being made due to a later Change in Control; otherwise, the Specified Rate shall be used.
Attachment C
to the Program sets forth illustrative examples. Provided, however, that in the case of any Participant or Recipient for whom the benefits provided by this subparagraph (d) have been funded by contributions to the Trust established under the Grantor Trust Agreement referred to in Paragraph 7.03 hereof, his right to receive any portion of such benefits that is payable from the Trust shall be governed by Section 7(b)(i) of the Grantor Trust Agreement.

     4.03    Determination of the Lump Sum Payment.

     (a) The Lump Sum Payment referred to in subparagraph (b) of Paragraph 4.02 shall be determined by multiplying the annuity certain factor (for monthly payments at the beginning of each month) based on the Benefit Payment Period and the Net Specified Rate by the monthly benefit (adjusted for assumed future benefit adjustments due to Social Security and Internal Revenue Code Section 415 changes in the Retirement Plan) to be paid to the Participant or Recipient under the Program.

     (b) The Lump Sum Payment referred to in subparagraph (c) of Paragraph 4.02 shall be determined by multiplying the annuity certain factor (for monthly payments at the beginning of each month) based on the Benefit Payment Period and the Specified Rate by the monthly benefit (adjusted for assumed future benefit adjustments due to Social Security and Internal Revenue Code Section 415 changes in the Retirement Plan) to be paid to the Participant or Recipient under the Program.


                      5.   Death Benefits

     5.01   Eligibility.  If a Participant dies after completing
120 calendar months of Service but prior to the earlier of his retirement or his Normal Retirement Date, his Surviving Spouse (or, in the event there is no surviving spouse, or there is a common death, his estate) shall be eligible for a benefit under this Section 5.

     5.02    Benefit Amount.

     (a) The monthly amount of a benefit payable under this Section 5 to a deceased Participant's Surviving Spouse or estate, as the case may be, who has applied therefor, shall be equal to the monthly payment the spouse or estate would have received had the Participant retired on the day before his death and after having effectively elected an optional benefit under Option F (50% joint and contingent survivor annuity with a 10-year minimum payment provision) defined in Section 9.1 of the Retirement Plan and designated said spouse as his Contingent Annuitant under such option or, in the case of his estate, said estate as his Term - Certain Beneficiary under such option.

     (b) The monthly benefit that would have been payable as an early retirement benefit to the Participant on a life annuity basis will be reduced by the factor for Option F as specified in the Retirement Plan, and that reduced benefit amount is paid for 120 months. After the 120 month period has expired, the benefit amount will cease if paid to the deceased Participant's estate, and will be 50% of that reduced monthly benefit if it is paid to the Surviving Spouse.

     (c) If the Participant dies before reaching age 55, then the monthly benefit shall be determined under subparagraphs (c) or (d) of Paragraph 3.03 (depending on the Participant's length of service) and the applicable percent shall be adjusted by the .3030 percent (specified in those subparagraphs for Participants between age 55 and age 60) multiplied by the number of months that the participant was under age 60 at the time of his death.

     (d) Attachment D to this Restatement sets forth illustrative example of certain death benefit situations under this Paragraph 5.02.

     5.03 Benefit Payments. Subject to subparagraphs (b) and (c) of Paragraph 4.02 above, the benefit under this Section 5 shall be paid to the deceased Participant's Surviving Spouse commencing with the first day of the month following the month in which the Participant's death occurs, and shall be payable monthly thereafter during the life of the Surviving Spouse, the last payment being for the month in which the death of the Surviving Spouse shall occur. If the Surviving Spouse should commence to receive benefit payments under this Section 5 but should die before 120 monthly payments have been made, the monthly benefit payments required to be paid under this
Section 5, which have not been paid, will be paid to the deceased Surviving Spouse's estate. In the event there is no Surviving Spouse or there is a common death, the monthly payments required to be paid under this Section 5, which have not been paid, will be paid to the deceased Participant's estate. Anything in this Section 5 to the contrary notwithstanding, all monthly payments required to be made to the deceased Participant's estate or the deceased Surviving Spouse's estate shall be paid, in lieu thereof, in a discounted lump sum payment within 30 days of the original commencement date of such payments.


                      6.  Non-Competition

     6.01 Condition of Payment. Each monthly payment of supplemental retirement benefits under the Program shall be subject to the condition that the Participant and retiree-Recipient shall not have engaged in Competition with the Company, as defined in Paragraph 6.02 below, at any time prior to the date of such payment.

     6.02 Competition. Competition for purposes of the Program shall mean assuming an ownership position or a consulting, management, or director position with a business engaged in the manufacture, processing, purchase or distribution of products of the Controlled Group during the fiscal year prior to the date of termination of the Participant's employment; provided, however, that in no event shall ownership of less than two percent of the outstanding capital stock entitled to vote for the election of directors of a corporation with a class of equity securities held of record by more than 500 persons in itself be deemed Competition; and provided further, that all of the following shall have taken place:

            (i) the Secretary of the Company shall have given written notice to the Participant or retiree-Recipient that, in the opinion of the Committee, the Participant or retiree-Recipient is engaged in Competition within the meaning of the foregoing provisions of this Paragraph 6.02, specifying the details;

            (ii) the Participant or retiree-Recipient shall have been given a reasonable opportunity, upon receipt of such notice, to appear before and to be heard by the Committee with respect to his views regarding the Committee's opinion that the Participant or retiree-Recipient engaged in Competition;

            (iii) the Secretary of the Company shall have given written notice to the Participant or retiree-Recipient that the Committee determined that the Participant or retiree-Recipient is engaged in Competition; and

            (iv) the Participant or retiree-Recipient shall neither have ceased to engage in such Competition within thirty days from his receipt of notice of such determination nor diligently taken all reasonable steps to that end during such thirty-day period and thereafter.

     6.03 Cessation of Payments. If the Participant or retiree-Recipient shall have engaged in Competition with the Company contrary to the provisions of Paragraph 6.01 above, the Company may cease making any future payments of the supplemental retirement benefits otherwise payable to the Participant or retiree-Recipient under the Program but shall not be entitled to repayment of any amounts theretofore paid to the Participant or retiree-Recipient under the Program.


                   7.   General Provisions

     7.01 Denial of Claims. Whenever the Company denies, in whole or in part, a claim for benefits filed by any person (hereinafter referred to as the "Claimant"), the Company shall transmit a written notice setting forth, in a manner calculated to be understood by the Claimant, a statement of the specific reasons for the denial of the claim, references to the specific Program provisions on which the denial is based, a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary, and an explanation of the claims review procedure as set forth in Paragraph 7.02. In addition, the written notice shall contain the date on which the written notice was sent and a statement advising the Claimant that, within 60 days of the date on which such notice was received, he may obtain review of the decision of the Company.

     7.02 Claims Review Procedure. Within 60 days of the date on which the notice of denial of claim is received by the Claimant, the Claimant, or his authorized representative, may request that the claim denial be reviewed by filing with the Company a written request therefor, which request shall contain the following information:

            (i) The date on which the notice of denial of claim was received by the Claimant;

            (ii) The date on which the Claimant's request was filed with the Company; provided, however, that the date on which the Claimant's request for review was in fact filed with the Company shall control in the event that the date of the actual filing is later than the date stated by the Claimant pursuant to this clause
     (ii);

            (iii) The specific portions of the denial of his claim which the Claimant requests the Company to review;

            (iv) A statement by the Claimant setting forth the basis upon which he believes the Company should reverse its previous denial of his claim for benefits and accept his claim as made; and

            (v) Any written material (included as exhibits) which the Claimant desires the Company to examine in its consideration of his position as stated pursuant to clause (iv).

Within 60 days of the date determined pursuant to clause (ii) of this Paragraph 7.02, the Company shall conduct a full and fair review of the decision denying the Claimant's claim for benefits. Within ten days following the date of such review, the Company will send to the Claimant its written decision setting forth, in a manner calculated to be understood by the Claimant, a statement of the specific reasons for its decision, including references to the specific Program provision relied upon.

     7.03 Rights of Participants. The Company has entered into a Grantor Trust Agreement dated July 16, 1992, with Society National Bank as Trustee (the "Grantor Trust Agreement"), pursuant to which it has established a trust (the "Trust") for the purpose of holding assets as a reserve for the discharge of the Company's obligations under the Program. Except as expressly provided in the Grantor Trust Agreement, and except to such extent as the Company may have made contributions to the Trust and the earnings thereon:

            (i) no Participant or Recipient shall have any right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Program;

            (ii) nothing contained in the Program shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, Recipient or any other person;

            (iii) to the extent that any person acquires a right to receive payments from the Company under the Program, such right shall be no greater than the right of an unsecured general creditor of the Company; and

            (iv) all payments to be made under the Program shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of amounts payable under the Program.

     Anything in the Program to the contrary notwithstanding, nothing in the Program shall require any Participant or Recipient, or imply a requirement, to refund the Company all or any part of any payment made to a Participant or Recipient under the Program.

     7.04 Administration. The Committee shall be responsible for the general administration of the Program and for carrying out the provisions thereof. Any act authorized, permitted or required to be taken by the Company under the Program may be taken by action of the Committee. Subject to the provisions of Paragraph 7.01 above relating to denial of claims and claims review procedure, any action taken by the Committee which is authorized, permitted or required under the Program shall be final and binding upon the Company, all persons who have or who claim an interest under the Program, and all third parties dealing with the Company.

     7.05 Program Non-Contractual. Nothing herein contained shall be construed as a commitment or agreement on the part of any person to continue his employment with the Company, and nothing herein contained shall be construed as a commitment on the part of the Company to continue the employment or the rate of compensation of any such person for any period, and all employees of the Company shall remain subject to discharge to the same extent as if the Program had never been put into effect.

     7.06 Non-Alienation of Retirement Rights or Benefits. No right or benefit under the Program shall at any time be subject in any manner to alienation or encumbrances. If any person shall attempt to, or shall, alienate or in any way encumber his rights or benefits under the Program, or any part thereof, or if by reason of his bankruptcy or other event happening at any time any such benefits would otherwise be received by anyone else or would not be enjoyed by him, his interest in all such benefits shall automatically terminate and the same, at the discretion of the Company, shall be held or applied to or for the benefit of such person, his spouse, children, or other dependents as the Company may select.

     7.07 Payment of Benefits to Others. If any person to whom a retirement benefit is payable is unable to care for his affairs because of illness or accident, any payment due (unless prior claim therefor shall have been made by a duly qualified guardian or legal representative) may be paid to the spouse, parent, brother, or sister, or any other individual deemed by the Company to be maintaining or responsible for the maintenance of such person. The monthly payment of a retirement benefit to a person for the month in which he dies, if not paid to such person prior to his death, shall be paid to his spouse, parent, brother, or sister, as the Company shall determine. Any payment made in accordance with the provisions of this Paragraph 7.07 shall be a complete discharge of any liability of the Program with respect to the retirement benefit so paid.

     7.08 Notices. All notices provided for by the Program shall be in writing and shall be sufficiently given if and when mailed in the continental United States by registered or certified mail or personally delivered to the party entitled thereto at the address stated below or to such changed address as the addressee may have given by a similar notice:

     To the Company:       Attention:
                           Secretary
                           17325 Euclid Avenue
                           Cleveland, Ohio  44112

     To the Participant:   address of residence

Any such notice delivered in person shall be deemed to have been received on the date of delivery.

     7.09 Amendment, Modification, Termination. The Program may at any time be terminated, or at any time or from time to time be amended or otherwise modified, prospectively, by the Board of Directors of the Company; provided, however, that no such termination, amendment or modification of the Program shall operate to:

     (a) reduce or terminate the benefit of a Participant participating in the Program at the time of any such termination, amendment, or modification;

     (b) terminate the participation or the rights or benefits, of a Participant participating in the Program at the time of any such termination, amendment, or modification;

     (c) increase the eligibility requirements applicable to a Participant participating in the Program at the time of any such termination, amendment or modification; or

     (d) terminate the Program, or reduce or terminate any benefit, or terminate the participation or any rights or benefits, after the occurrence of a Change in Control, with respect to a Participant or Recipient who was a Participant or Recipient, or became a Participant or Recipient, at the time of the occurrence of the Change in Control.

     EXECUTED in Cleveland, Ohio as of the 27th day of September, 1995.

                     PARKER-HANNIFIN CORPORATION


                     By:   Daniel T. Garey
                           Daniel T. Garey
                           Corporate Vice President-Human Resources

                                                      ATTACHMENT A
                                                      Page 1 of 2

                            Example A

                     PARKER SUPPLEMENTAL PLAN

                  Benefit for Retiring Employee



Age                                     60
Salary                                  $200,000
Service at Retirement                   30 years
Social Security Base                    $21.192
Expected Social Security at Age 62      $10,860


Parker Pension:
     (.0075 x $200,000)                             $   1,500
     (.0065 x ($200,000 - $21,192))                     1,091
                                                    _________
                                                    $   2,591

     Pension: 30 x $2,591 =                         $  77,730     at age 65
     Reduces: 70% x $77,730 =                       $  54,411     at age 60


Supplemental Pension:
     50% x $200,000                                 $ 100,000
     less:
          Parker Pension                               54,411
                                                    _________
                                                       45,589     at age 60

     less:
          Social Security (50%)                         5,430
                                                    _________
                                                    $  40,159     at age 62

                                                     ATTACHMENT A
                                                      Page 2 of 2

                            Example B

                     PARKER SUPPLEMENTAL PLAN

                  Benefit for Retiring Employees


Employee with employment agreement granting 18 years of service from prior employer but offsetting $33,500 pension at 60 from that employer.


Age                                                 60
Salary                                              $ 200,000
Service at Retirement                               12 years
Service with prior employer                         18 years
Benefit at age 60 from prior employer               $  33,500
Social Security Base                                $  21,192
Expected Social Security at Age 62                  $  10,860

Parker Pension:
     (.0075 x $200,0000)                            $   1,500
     (.0061 x ($200,000 - $21,192))                     1,091
                                                    _________
                                                    $   2,591


     Pension: 12 x $2,591 =                         $  31,092     at age 65
     Reduces: 70% x $31,092 =                       $  21,764     at age 60


Supplemental Pension:
     50% x $200,00                                  $ 100,000
     less:
          Parker Pension                               21,764
     less:
          Pension from prior employer                  33,500
                                                     ________
                                                    $  44,736     at age 60

     less:
          Social Security (50%)                        5,430
                                                    ________
                                                    $  39,306     at age 62

                                                     ATTACHMENT B
                                                      Page 1 of 3

                            Example C

                     PARKER SUPPLEMENTAL PLAN

                  Benefit for Retiring Employee


Employee covered under Supplemental Plan at change in control. Benefit is determined based on continued service for 10 years assuming that Parker Salaried Plan and employees' pay remain unchanged to the expiration (in 10 years) of the change in control officer agreement with the company.


Age                                                 48
Salary                                              $ 200,000
Change in control officer contract
     expires at age 58.
Change in control effective
     January 1, 1987.
Service to December 31, 1986:                       20 years
Maximum aggregate tax rate:                         35%
PBGC immediate interest rate:                       6.5%

Final 5-year average salary:                        $ 200,000
Final 3-year average salary:                          200,000
Pension - Parker Salaried:                             52,000
Base Supplemental Pension                              92,000
Supplement to age 62:                                  40,000
Estimated Social Security:                             10,860
Supplement after age 62:                               34,570
Life Expectancy at age 58:                          20 years
Value of Pension at Specified Rate
     Net of Taxes                                   $ 678,038
Taxes due on lump sum (35%)                           237,313
Lump Sum Amount after taxes                           440,725

                                                     ATTACHMENT B
                                                      Page 2 of 3
                            Example D

                     PARKER SUPPLEMENTAL PLAN

                  Benefit for Retiring Employee


Employee covered under Supplemental Plan at change in control. Benefit is determined based on continued service for 2 years assuming that Parker Salaried Plan and employees' plan remain unchanged to the expiration (at age
60) of the change in control officer agreement with the company.


Age                                                 58
Salary                                              $ 200,000
Change in control officer contract
     expires at age 60.
Change in control effective
     January 1, 1987.
Service to December 31, 1986:                       28 years
Maximum aggregate tax rate:                         35%
PBGC immediate interest rate:                       6.5%

Final 5-year average salary:                        $ 200,000
Final 3-year average salary:                          200,000
Pension - Parker Salaried:                             52,000
Base Supplemental Pension                             100,000
Supplement to age 62:                                  48,000
Estimated Social Security:                             10,068
Supplement after age 62:                               42,966
Life Expectancy at age 60:                          19 years
Value of Pension at Specified Rate
     Net of Taxes                                   $ 673,200
Taxes due on lump sum (35%)                           235,620
Lump Sum Amount after taxes                           437,580

                                                     ATTACHMENT B
                                                      Page 3 of 3
                            Example E

                     PARKER SUPPLEMENTAL PLAN

                  Benefit for Retiring Employee


Employee covered under Supplemental Plan at change in control. Benefit is determined based on continued service for 2 years assuming that Parker Salaried Plan and employees' pay remain unchanged to the expiration (at age
60) of the change in control officer agreement with the company.

Employee also has employment agreement granting 16 years of service from prior employer but offsetting $34,000 pension at age 60 from that employer.


Age                                                 58
Salary                                              $ 200,000
Change in control officer contract
     expires at age 60.
Change in control effective
     January 1, 1987.
Service to December 31, 1986:                       14 years
Maximum aggregate tax rate:                         35%
PBGC immediate interest rate:                       6.5%
Service with prior employer:                        16 years
Benefit from prior employer to be paid
     if payments begin at age 60                    $  34,000

Final 5-year average salary:                        $ 200,000
Final 3-year average salary:                          200,000
Pension - Parker Salaried:                             27,500
Base Supplemental Pension                             100,000
Supplement to age 62:                                  38,500
Estimated Social Security:                             10,068
Supplement after age 62:                               33,466
Life Expectancy at age 60:                          19 years
Value of Pension at Specified Rate
     Net of Taxes                                   $ 527,530
Taxes due on lump sum (35%)                           184,630
Lump Sum Amount after taxes                           342,900

                                                     ATTACHMENT C
                                                      Page 1 of 1
                            Example F

                     PARKER SUPPLEMENTAL PLAN

    Example of Benefit Determination for Participation who has
                received a prior Lump Sum Payment


     Change in control lump sum paid in 1987 to employee aged 48.
Supplemental benefit determined to begin at age 58 was $35,000.

     Lump sum based on Specified rate (8%)                  $ 166,000
     Actual lump sum (net specified rate (4%))                328,200

     Lump sum rolled up at the specified rate to age 65     $ 614,200

     Supplemental benefit at age 65                         $  85,000
     Lump sum value (at specified rate)                       827,100

     Excess of current lump sum over accumulated lump sum   $ 212,900

     Additional annual pension available at 65                 21,880

Factor:
     Original lump sum at specified rate (based on 8% interest, assumed payments beginning in 10 years, no taxes to be paid, and life expectancy of 20 years).
          $35,000 x (20-year annuity) x discount from 58
          = $35,000 x 10.2386 x .4631935 = $166,000

     Actual lump sum:
          $35,000 x 13,8830 x .675564 = $328,260

     Accumulated initial lump sum (Note: The lump sum originally paid was $166,000 so that is the base for additional calculation. The difference between $328,200 and $166,000 is the 50% tax rate.)
          $166,000 x interest for 17 years
          = $166,000 x 3.700018 = $614,200

     Final benefit calculation (based on 6.5% interest and 15-year life expectancy at age 65.)
          $85,000 x (15-year annuity)
          = $85,000 x 9.7305 = $827,100

     ($827,100 - $614,200) / 9.7305 = $21,880

                                                     ATTACHMENT D
                                                      Page 1 of 4

                            Example G

                    PARKER HANNIFIN CORPORATION

              Supplemental Executive Retirement Plan

            Example of Death Benefit for Participants

A participant dies at age 58 after working for 20 years. The Supplemental benefit to his spouse (age 55) is based on the following information:

     Salaried Plan benefit at 65                                   $ 100,000
     Profit Sharing balance at 58                                    120,000
     Immediate benefit from Profit Sharing ($120,000 / 11.0694)       10,840
     Benefit from prior employer
          at 65 (life only)                                           20,000
          at 58 (50% J&S)                                              5,300

     Salaried Plan benefit at 58 (life only) (.58 x $100,000)       $  58,000
          Benefit on 50% J&S basis (.8897 x $58,000)                   51,600
          Benefit to spouse (.50 x $51,600)                            25,800
     Assumed Social Security benefit at 62                              6,360

The Supplemental benefits are determined as follows:

     Final three-year average salary                                $ 240,000
     Base Supplemental benefit (.46 x $240,000)                       110,400
     Supplemental after J&S adjustment (.86 x $110,400)                94,940
          Less:
               Salaried plan benefit                                   25,800
               Profit Sharing benefit                                  10,840
               Prior employer benefit                                   5,300
     Annual benefit to spouse under 62                              $  53,000
          Less: 50% of Social Security                                  4,680
     Annual benefit to spouse 62 and over                           $  48,320

                                                     ATTACHMENT D
                                                      Page 2 of 4



Total retirement income to the spouse will be as follows:

                            For 10 years                 After 10 years
                      _______________________       _______________________
                      While under    While 62       While under    While 62
Plan                    Age 62       and over         Age 62       and over
_____                  __________    _________       _________     ________

Salaried Plan           $ 25,800     $ 25,800        $ 25,800      $ 25,800
Supplemental Plan         53,000       48,320           5,530         3,190
Profit Sharing            10,840       10,840          10,840        10,840
50% of Social Security       -          4,680             -           4,680
Previous employer          5,300        5,300           5,300         5,300
Total                     94,940       94,940          47,470        49,810


The following factors were used in determining the above results:

     Joint and Survivor factors:
          50% J&S (Salaried benefit)                                 88.97%
          50% with 10 years (SERP)                                   86.00
          Salaried early retirement factor                           58.00
     Immediate annuity for profit sharing                            11.0694
     Supplemental plan factors:
          at 65                                                      55%
          at 60                                                      50
          at 58                                                      46

                                                     ATTACHMENT D
                                                      Page 3 of 4
                            Example H

                   PARKER HANNIFIN CORPORATION

              Supplemental Executive Retirement Plan

            Example of Death Benefits for Participants

A participant dies at age 53 after working for 20 years. The Supplemental benefit to his spouse (age 50) is based on the following information:

     Salaried Plan benefit at 65                                  $ 100,000
     Profit Sharing balance at 58                                    90,000
     Immediate benefit from Profit Sharing ($90,000 / 12.1667)        7,400

     Salaried Plan benefit at 53 (life only) (.32 x $100,000)     $  32,000
          Benefit on 50% J&S basis (.9085 x $32,000)                 29,080
          Benefit to spouse (.50 x $29,080)                          14,450
     Assumed Social Security benefit at 62                            9,360

The Supplemental benefits are determined as follows:

     Final three-year average salary                              $ 240,000
     Base Supplemental benefit (.36 x $240,000)                      86,400
     Supplemental after J&S adjustment (.8882 x $86,400)             76,740
          Less:
               Salaried plan benefit                                 14,540
               Profit Sharing benefit                                 7,400
     Annual benefit to spouse under 62                            $  54,800
          Less: 50% of Social Security                                4,680
     Annual benefit to spouse 62 and over                         $  50,120

Total retirement income to the spouse will be as follows:

                            For 10 years                  After 10 years
                      ________________________       ________________________
                      While under     While 62       While under     While 62
Plan                    Age 62        and over         Age 62        and over
____                  __________      ________       ___________     ________

Salaried Plan          $ 14,540       $ 14,540        $ 14,540       $ 14,450
Supplemental Plan        54,800         50,120          16,430         14,090
Profit Sharing            7,400          7,400           7,400          7,400
50% of Social Security      -            4,680             -            4,680
Total                    76,740         76,740          38,370         40,710

                                                     ATTACHMENT D
                                                      Page 4 of 4


The following factors were used in determining the above results:

     Joint and Survivor factors:
          50% J&S (Salaried benefit)                                 90.85%
          50% with 10 years (SERP)                                   88.82
     Salaried early retirement factor                                32.00
     Immediate annuity for profit sharing                            12.1667
     Supplemental plan factors:
          at 65                                                      55%
          at 60                                                      50
          at 55                                                      40
          at 53                                                      36